    As filed with the Securities and Exchange Commission on November 30, 1998
                     Registration No. 811-8494 and 33-78408


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                          THE SECURITIES ACT OF 1933             [x]

                           Pre-Effective Amendment No.__         [ ]


                        Post-Effective Amendment No. 5           [x]

                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940         [x]


                                 Amendment No. 7

                       (Check appropriate box or boxes)          [x]

                                   ----------

                                   MAGNA FUNDS
               (Exact name of registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219


       Registrant's Telephone Number, Including Area Code: (800) 219-4182

Name and address
of agent for service                                 Copy to
--------------------                                 -------
Walter B. Grimm                                      John M. Loder, Esq.
BISYS Fund Services                                  Ropes & Gray
3435 Stelzer Road                                    One International Place
Columbus, Ohio  43219                                Boston, MA 02110

                                   ----------


        It is proposed that this filing will become effective on December 30, 1998 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

                                   MAGNA FUNDS

                              Cross Reference Sheet

                           Items required by Form N-1A

PART A

ITEM
NO.      REGISTRATION STATEMENT CAPTION               CAPTION IN PROSPECTUS
1.       Cover Page                                   Cover Page

2.       Synopsis Summary of Expenses

3.       Condensed Financial Information              Financial Highlights

4.       General Description of Registrant            Cover Page; The Trust; Investment
                                                      Objectives and Policies; Risk and Other
                                                      Information About the Funds' Investments

5.       Management of the Fund                       Cover Page; The Trust; The Funds'
                                                      Investment Adviser; Fund Management and
                                                      Expenses; Portfolio Transactions; Back
                                                      Cover

6.       Capital Stock and Other Securities           The Trust; Shareholder Services;
                                                      Dividends, Capital Gain Distributions and
                                                      Taxes

7.       Purchase of Securities Being Offered         How to Purchase Shares; Shareholder
                                                      Services; Fund Management and Expenses

8.       Redemption or Repurchase                     How to Redeem Shares

9.       Pending Legal Proceedings                    Not Applicable

PART B

ITEM                                                  CAPTION IN STATEMENT OF ADDITIONAL
NO.      REGISTRATION STATEMENT CAPTION               INFORMATION
10.      Cover Page                                   Cover Page

11.      Table of Contents                            Table of Contents

12.      General Information and History              Not Applicable

13.      Investment Objectives and Policies           Investment Objectives, Policies and
                                                      Restrictions

14.      Management of the Fund                       Management of the Trust

15.      Control Persons and Principal Holders        Management of the Trust; Description of
         of Securities                                the Trust

16.      Investment Advisory and Other Services       Investment Advisory and Other Services

17.      Brokerage Allocation and Other               Portfolio Transactions and Brokerage
         Practices

18       Capital Stock and Other Securities           How to Redeem Shares (Prospectus);
                                                      Redemptions; Dividends, Capital Gain
                                                      Distributions and Taxes (Prospectus);
                                                      Income Dividends, Capital Gain
                                                      Distributions and Tax Status; Description
                                                      of the Trust

19.      Purchase, Redemption and Pricing of          How to Purchase Shares (Prospectus);
         Securities Being Offered                     Shareholder Services; How to Redeem
                                                      Shares (Prospectus); Redemptions; Net
                                                      Asset Value and Public Offering Price;
                                                      Specimen Price Make-Up

20.      Tax Status                                   Dividends, Capital Gain Distributions and
                                                      Taxes (Prospectus); Income Dividends,
                                                      Capital Gain Distributions and Tax Status

PART B (CON'T)

ITEM                                                  CAPTION IN STATEMENT OF ADDITIONAL
NO.      REGISTRATION STATEMENT CAPTION               INFORMATION
21.      Underwriters                                 Investment Advisory and Other Services

22.      Calculations of Performance Data             Calculations of Performance Data

23.      Financial Statements                         Financial Statements


PART C

        The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                  ============================================


                               INVESTMENT ADVISER
                   Union Planters Bank, National Association
                         1401 South Brentwood Boulevard
                           St. Louis, Missouri 63144


                          ADMINISTRATOR & DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                       TRANSFER AND DIVIDEND PAYING AGENT
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                   CUSTODIAN
                                Fifth Third Bank
                               Fifth Third Center
                             Cincinnati, Ohio 45263


                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             100 East Broad Street
                              Columbus, Ohio 43215

                  ============================================


                  ============================================








                                  MAGNA FUNDS
                               A FAMILY OF FUNDS




                                   PROSPECTUS
                                      AND
                                  APPLICATION


                                JANUARY 1, 1999


                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182



                  ============================================

                                   MAGNA FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182


                                   PROSPECTUS
                                 JANUARY 1, 1999


         Magna Funds (the "Trust") is a mutual fund currently issuing two series of shares -- Magna Intermediate Government Bond Fund and Magna Growth & Income Fund (the "Funds"). Each Fund has its own investment objective and invests in a different portfolio of securities. Union Planters Bank, National Association ("Union Planters") is the investment adviser for each Fund.

         This Prospectus concisely describes the information that you should know before investing in a Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; write to Magna Funds, P.O. Box 182754, Columbus, Ohio 43218-2784 or telephone (800) 219-4182. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


         Shares are offered to the public through BISYS Fund Services ("BISYS"), the Trust's distributor. Shares are offered at net asset value plus a sales charge. As of the date of this Prospectus, each Fund offers a single class of shares. Shares of the Funds may, in the future, be offered in two or more classes with different sales load arrangements.

                  For information about the Funds, including:

                           o      Establishing an account
                           o      Account procedures and status
                           o      Exchanges
                           o      Shareholder services

                  Call (800) 219-4182


         Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Union Planters Corporation, Union Planters Bank, National Association, or any other bank, and shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Funds involves the risk of a possible loss of principal.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS





SUMMARY OF EXPENSES ........................................      1

FINANCIAL HIGHLIGHTS .......................................      3

INVESTMENT OBJECTIVES AND POLICIES .........................      4

RISK AND OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS.....      6

THE FUNDS' INVESTMENT ADVISER ..............................     12

FUND MANAGEMENT AND EXPENSES................................     13

PORTFOLIO TRANSACTIONS .....................................     14

HOW TO PURCHASE SHARES .....................................     14

REDUCED SALES CHARGES ......................................     16

SHAREHOLDER SERVICES .......................................     17

HOW TO REDEEM SHARES .......................................     17

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES ...........     19

THE TRUST ..................................................     20

                              SUMMARY OF EXPENSES


         The following information is provided to assist you in understanding the various expenses that, as an investor in a Fund, you will bear directly or indirectly. The table below summarizes your maximum transaction costs from an investment in the Funds and the expenses which each Fund is expected to incur during the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment in any Fund over specified periods. The information below should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Other Expenses for both Funds are actual expenses for the fiscal year ended August 31, 1998. THE ASSUMED 5% ANNUAL RETURN IN THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND INVESTMENT PERFORMANCE, SINCE ACTUAL PERFORMANCE WILL DEPEND UPON ACTUAL INVESTMENT RESULTS OF SECURITIES HELD IN THE PARTICULAR FUND'S PORTFOLIO.



                                                                                  Growth &          Intermediate
                                                                                   Income            Government
                                                                                    Fund              Bond Fund
                                                                                  --------          ------------
Shareholder Transaction Expenses:
     Maximum Sales Load Imposed on Purchase (as % of
       offering price)....................................................            4.0%               4.0%
     Maximum Sales Load Imposed on Reinvested Dividends
       (as % of offering price)...........................................           None               None
     Deferred Sales Load (as % of original purchase price
       or redemption proceeds, as applicable).............................           None(1)            None(1)
     Redemption Fees (2)..................................................           None               None
     Exchange Fees........................................................           None               None

Annual Fund Operating Expenses (as % of net assets):
     Investment Advisory Fees (after fee waiver)(3).......................           0.50%              0.40%
     12b-1 Fees (after fee waiver) (3)....................................           0.00%              0.00%
     Other Expenses ......................................................           0.49%              0.50%
                                                                                 --------             --------
     Total Fund Operating Expenses (1)....................................           0.99%              0.90%


-------------


(1) Purchases of over $3 million are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year after purchase.

(2) A Wire Fee (currently $5.00) will be deducted from the proceeds of redemptions effected by telephone. See "How to Redeem Shares."

(3) THE TRUST'S INVESTMENT ADVISER AND DISTRIBUTOR HAVE VOLUNTARILY AGREED TO REDUCE THEIR FEES TO THE AMOUNTS SHOWN IN THE TABLE ABOVE THROUGH AUGUST 31, 1999. Without such voluntary reductions, the adviser would be entitled to receive investment advisory fees of 0.75% and 0.50% of the average daily net assets of the Growth & Income Fund and the Intermediate Government Bond Fund, respectively, and the distributor would be entitled to receive 12b-1 fees of 0.25% of the average daily net assets of each Fund.

EXAMPLE:
                                                                                   Growth &           Intermediate
                                                                                    Income             Government
                                                                                     Fund               Bond Fund
                                                                                   --------           ------------
You would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):

       One Year...........................................................            $50                $49
       Three Years........................................................            $70                $68
       Five Years.........................................................            $93                $88
       Ten Years..........................................................           $156               $146

---------------

(4) Without such voluntary reductions, Total Fund Operating Expenses would be 1.49% and 1.25% for the Growth & Income Fund and the Intermediate Government Bond Fund, respectively.

                              FINANCIAL HIGHLIGHTS

          Selected data for a share of beneficial interest outstanding throughout each period

                                                                                   Growth & Income Fund
                                                                   ---------------------------------------------------
                                                                                                          September 1,
                                                                     Year         Year         Year          1994*
                                                                    Ended         Ended        Ended        through
                                                                   August 31,   August 31,   August 31,   August 31,
                                                                     1998         1997         1996          1995
                                                                     ----         ----         ----          ----
Net Asset Value, Beginning of Period .........................     $ 22.18       $ 16.42      $ 14.05      $ 12.50
                                                                   -------       -------      -------      -------
         Income from Investment Operations:
         Net Investment Income ...............................        0.23          0.26         0.24         0.25
         Net Realized and Unrealized Gain (Loss)
          From Investment Transactions .......................        1.72          6.12         2.39         1.52
                                                                   -------       -------      -------      -------
         Total From Investments Operations ...................        1.95          6.38         2.63         1.77
                                                                   -------       -------      -------      -------
         Less Distributions:
         Net Investment Income ...............................       (0.25)        (0.25)       (0.23)       (0.22)
         Net Realized Gain from Investment Transactions ......       (0.42)        (0.37)       (0.03)          --
                                                                   -------       -------      -------      -------
         Total Dividends and Distributions ...................       (0.67)        (0.62)       (0.26)       (0.22)
                                                                   -------       -------      -------      -------
Net Asset Value, End of Period ...............................     $ 23.46       $ 22.18      $ 16.42      $ 14.05
                                                                   =======       =======      =======      =======

Total Return (1) .............................................        8.84%        39.59%       18.77%       14.33%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period ($000's) ...........................     $74,131       $70,276      $39,995      $30,284
Ratio of Expenses to Average Net Assets ......................        0.99%         1.06%        1.27%        1.25%

Ratio of Net Investment Income to Average Net Assets .........        0.96%         1.36%        1.56%        1.98%

Ratio of Expenses to Average Net Assets without
   Fee Waivers ** ............................................        1.49%         1.56%        1.77%        1.88%

Ratio of Net Investment Income to Average
   Net Assets without Fee Waivers** ..........................        0.46%         0.86%        1.06%        1.35%

Portfolio Turnover Rate ......................................          26%           17%          31%          41%


                                                                             Intermediate Government Bond Fund
                                                                    --------------------------------------------------
                                                                                                          September 1,
                                                                       Year         Year        Year         1994*
                                                                      Ended         Ended       Ended       through
                                                                    August 31,    August 31,  August 31,   August 31,
                                                                      1998          1997         1996        1995
                                                                      ----          ----         -----       ----
Net Asset Value, Beginning of Period .........................       $ 12.61       $ 12.43      $ 12.75    $ 12.50
                                                                     -------       -------      -------    -------
         Income from Investment Operations:
         Net Investment Income ...............................          0.76          0.79         0.76       0.74
         Net Realized and Unrealized Gain (Loss)
          From Investment Transactions .......................          0.39          0.19        (0.32)      0.25
         Total From Investments Operations ...................          1.15          0.98         0.44       0.99
                                                                     -------       -------      -------    -------
         Less Distributions:
         Net Investment Income ...............................         (0.76)        (0.79)       (0.76)     (0.74)
         Net Realized Gain from Investment Transactions ......            --         (0.01)          --         --
                                                                     -------       -------      -------    -------
         Total Dividends and Distributions ...................         (0.76)        (0.80)       (0.76)     (0.74)
                                                                     -------       -------      -------    -------
Net Asset Value, End of Period ...............................       $ 13.00       $ 12.61      $ 12.43    $ 12.75
                                                                     =======       =======      =======    =======
Total Return (1) .............................................          9.33%         7.96%        3.48%      8.30%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period ($000's) ...........................       $72,614       $64,459      $56,764    $52,085
Ratio of Expenses to Average Net Assets ......................          0.90%         0.96%        1.05%      1.10%

Ratio of Net Investment Income to Average Net Assets .........          5.92%         6.15%        5.97%      6.00%

Ratio of Expenses to Average Net Assets
   without Fee Waivers ** ....................................          1.25%         1.31%        1.40%      1.43%

Ratio of Net Investment Income to Average
   Net Assets without Fee Waivers** ..........................          5.57%         5.80%        5.62%      5.66%

Portfolio Turnover Rate ......................................            32%           19%          20%        34%




*  Commencement of operations.

During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(1) Total return excludes sales charges. Had the advisor, distributor and administrator not reduced or waived certain expenses, total returns would have been lower.




The above information has been audited by PricewaterhouseCoopers LLP, independent accountants. This statement should be read in connection with the other audited financial statements and related notes which are incorporated by reference in the Trust's Statement of Additional Information.

The investment adviser's discussion of performance of each Fund in the fiscal year ended August 31, 1998, as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index selected by the investment adviser, is included in the Trust's Annual Report for the fiscal year ended August 31, 1998. Copies of the Annual Report are available upon request without charge.

                       INVESTMENT OBJECTIVES AND POLICIES

INTERMEDIATE GOVERNMENT BOND FUND

         The investment objective of the Intermediate Government Bond Fund is to achieve current income consistent with preservation of capital.


         The Fund pursues this objective by investing in a portfolio consisting primarily of U.S. Government Securities, and high grade bonds and notes of non-governmental issuers. Under normal circumstances, the Fund will invest at least 65% of its total assets in U.S. Government Securities, which include all securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Repurchase agreements that are fully collateralized by U.S. Government Securities will be treated as U.S. Government Securities for the purpose of this 65% test. U.S. Government Securities include certain mortgage-backed securities. (See "Risk and Other Information About the Funds' Investments--Intermediate Government Bond Fund--Mortgage-Backed and Other Asset-Backed Securities.") The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, but may purchase individual securities with longer or shorter maturities. For purposes of computing average maturity, (1) securities that are subject to call, refund or redemption will be treated as maturing on the ultimate maturity date unless Union Planters believes it is probable that the issuer of the security will take advantage of the call, refund or redemption provision (in which case the date of such probable call, refund or redemption will be treated as the maturity date), (2) new issues by the Government National Mortgage Association ("GNMA") or the Federal National Mortgage Association ("FNMA"), which typically have a 30-year stated maturity, will be treated as having a 12-year maturity unless Union Planters believes, based on publicly available information from a nationally recognized source, that the issue will have a longer or shorter average life; and (3) certain nominally long-term securities will be deemed to have a shorter-maturity because of the existence of a demand feature exercisable by the Fund prior to the stated maturity.


The securities in which the Fund invests include, but are not limited to:

     o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds;

     o obligations of U.S. government agencies, authorities or instrumentalities such as the Federal Home Loan Banks, FNMA, GNMA, the Federal Farm Credit Banks, the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation or the Tennessee Valley Authority;


     o corporate debt obligations having floating or fixed rates of interest and rated in one of the three highest categories by a nationally recognized statistical rating organization ("NRSRO") (that is, rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Corporation ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch")), or which are not rated but are of comparable quality in the judgment of Union Planters;


     o asset-backed securities rated A or higher by an NRSRO, which may include, but are not limited to, interests in pools of receivables such as motor vehicle installment purchase obligations and credit card receivables;

     o    mortgage-backed securities;

     o    collateralized mortgage obligations; and

     o    repurchase agreements collateralized by eligible investments.

If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so. However, the Fund does not intend to hold more than 5% of its assets in securities that have been downgraded below investment grade (that is, below BBB or Baa).

         The Fund may also engage in options transactions for hedging purposes.

GROWTH & INCOME FUND

         The investment objective of Growth & Income Fund is to seek long-term growth of capital, current income and growth of income.

         The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends (or interest, in the case of certain convertible securities). Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. The Fund may invest a portion of its assets in securities of foreign issuers traded in U.S. securities markets, which may subject it to special risks. See "Foreign Securities" below. The Fund allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

         In addition, the Fund may invest up to 10% of its total assets in debt obligations with maturities of longer than one year at the time of purchase, including U.S. Government Securities, high grade bonds and notes of non-governmental issuers and other fixed income securities generally suitable for investment by the Intermediate Government Bond Fund. (See "Investment Objectives and Policies--Intermediate Government Bond Fund.") The Fund may also invest in repurchase agreements, and may engage in options transactions for hedging purposes.

BOTH FUNDS

         There is no assurance that either Fund will achieve its investment objective. Although the Funds have adopted policies designed to limit risk, investments in the Funds involve the risk of losing a substantial portion of your investment.

         The Funds are permitted to invest in a variety of different securities and instruments, subject to the policies and limitations described in this Prospectus and the Statement of Additional Information. The Funds are not required, however, to use all of the different investment instruments and techniques described in this Prospectus and the Statement of Additional Information. At any particular time, each Fund's assets will consist of investments that Union Planters believes are appropriate for that Fund under the market and economic conditions in effect at that time, consistent with the Fund's investment objectives and policies.

         Except for matters that are explicitly identified as "fundamental" in this Prospectus or the Statement of Additional Information, the investment policies of the Funds may be changed without shareholder approval. The investment objective of each Fund is fundamental and thus may not be changed without a vote of that Fund's shareholders.

RISK AND OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS

INTERMEDIATE GOVERNMENT BOND FUND

   General Characteristics of Bonds and Notes

         All types of bonds and notes are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Corporate bonds and notes, which under normal circumstances may constitute up to 35% of the Fund's total assets, generally involve more credit risk than U.S. Government bonds and notes. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, your investment may decline in value, resulting in a loss of part of your invested principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

         Many bonds and notes are also subject to prepayment risk. This risk results from the ability of the issuer to prepay all or part of the principal of the bond or note before the stated maturity date. For example, a corporation may issue a bond with a stated maturity of twenty years, but subject to the corporation's right to "call" or prepay the bond after only five or seven years. Many asset-backed securities (see below) are prepayable at any time. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

   U.S. Government Securities

         U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds and notes, are supported by the full faith and credit of the United States. Certain other U.S. Government Securities are not supported by the full faith and credit of the United States, but may be backed by (1) the credit of a particular agency or instrumentality, (2) the agency's or instrumentality's ability to borrow specified amounts from the U.S. Treasury or (3) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Examples of U.S. Government Securities that are not backed by the full faith and credit of the United States include obligations of the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks, FNMA and the Tennessee Valley Authority.

         Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, the value of an investment in a mutual fund that holds U.S. Government Securities, such as the Intermediate Government Bond Fund, may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of corporate securities of comparable maturities.

         In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, on U.S. Government Securities. These investment instruments may be highly volatile. For purposes of its policy of normally investing at least 65% of its total assets in U.S. Government Securities, the Fund will not treat a "strip" as a U.S. Government Security unless the strip itself is directly issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof.

   Zero Coupon Securities

         The Fund may invest in "zero coupon" securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

   Mortgage-Backed and Other Asset-Backed Securities

         The Fund may invest in various types of asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related or private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different classes of debt securities, with some classes entitled to receive regular installments of principal and interest, other classes entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other classes entitled to receive payments of principal and accrued interest only at maturity or upon specified call dates. Different classes of securities will bear different interest rates, which may be fixed or floating. Certain classes may be entitled to receive only interest, or only principal; the value of these classes may fluctuate dramatically during periods when market interest rates are changing.

         Because the loans held in an asset pool often may be prepaid without penalty or premium (with prepayments passed through to the holders of the asset-backed securities), asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. For example, prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations ("CMOs") (see below), prepayments may be allocated to one class of securities ahead of other classes, in order to reduce the risk of prepayment for the other classes. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to shareholders.

         CMOs are bonds issued by single purpose finance subsidiaries or trusts established by financial institutions, government agencies, brokerage firms or companies related to the construction industry. CMOs purchased by the Fund may be:

     o collateralized by pools of mortgages in which every mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

     o collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer of the CMO and such guarantee is collateralized by government securities; or

     o securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

         The Fund will not invest more than 25% of its total assets in CMOs.

         The Fund may invest in non-mortgage related asset-backed securities, including interests in pools of receivables, such as credit card or other accounts receivable, student loans or motor vehicle and other installment purchase obligations and leases. The securities, which are generally issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities. Like mortgage-backed securities, other asset-backed securities are typically subject to substantial prepayment risk.

         Many mortgage-backed securities are issued or guaranteed by a U.S. Government agency or instrumentality, such as GNMA, FNMA or the Federal Home Loan Mortgage Corporation; they are treated as U.S. Government Securities for purposes of the Fund's policy of normally investing at least 65% of its total assets in U.S. Government Securities. For purposes of this policy, the Fund will not treat as a U.S. Government Security any mortgage or other asset-backed security that is not issued or guaranteed by a U.S. Government agency, authority or instrumentality (even if the underlying mortgages or other assets are Government-guaranteed). These non-U.S. Government mortgage-backed or other asset-backed securities will constitute less than 25% of the Fund's total assets, and together with any other assets that are not U.S. Government Securities will normally constitute less than 35% of the Fund's total assets.

         The credit characteristics of mortgage-backed and other asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities (other than those issued or guaranteed by a U.S. Government agency or instrumentality) depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

GROWTH & INCOME FUND

   General Characteristics of Equity Securities

         Common and preferred stocks and similar equity securities such as warrants and convertibles are subject to greater fluctuation in value and risk of loss than some other forms of investment. The values of these securities can rise or fall based on the financial performance of, or other factors relating to, the company that issued the securities, or based on more general factors affecting particular industries or the stock market or economy as a whole. The value of your investment in the Growth & Income Fund will rise or fall based on the value of the stocks and other securities the Fund holds. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and the broad equity market indexes.

   Convertible Securities

         Convertible securities are generally convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, a convertible security may not decline in price as rapidly as the underlying common stock.

         Union Planters will select convertible securities to be purchased by the Growth & Income Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. The Growth & Income Fund will not purchase any convertible security that is rated below BBB by Standard & Poor's or Baa by Moody's (or that is unrated but determined by Union Planters to be comparable in quality to securities rated below BBB or
Baa), if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities. Securities rated BBB or Baa or lower (and comparable unrated securities) have speculative characteristics. Unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities.

   Foreign Securities

         The Fund may invest any portion of its assets in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund intends to invest in such securities only by buying "American Depository Receipts," which are traded in U.S. stock markets, rather than by buying foreign securities directly on foreign stock exchanges.

         Although investing in foreign securities may increase the Fund's diversification and thereby reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries.

   Long-Term Debt Obligations

         The Fund may invest up to 10% of its total assets in debt obligations with maturities of longer than one year at the time of purchase, including U.S. Government Securities, high grade bonds and notes of non-governmental issuers and other fixed income securities generally suitable for investment by the Intermediate

Government Bond Fund. See "Risk and Other Information About the Funds' Investments--Intermediate Government Bond Fund" for a detailed description of such investments and the risks associated with them.

BOTH FUNDS

   Short-Term Investments

         Each Fund may invest a portion of its assets in short-term investments with remaining maturities of less than one year at the time of purchase, such as U.S. Treasury obligations, U.S. Government Securities, commercial paper and other money market instruments or repurchase agreements (see below). Under normal market conditions, these investments will not exceed 35% of a Fund's assets. Under unusual market conditions, however, when Union Planters determines that a more "defensive" portfolio position is appropriate, the Funds may invest any portion of their assets in short-term investments.

   Repurchase Agreements

         Each Fund may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. Government Securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. If the original seller does not repurchase the securities from the Fund, the Fund has rights to sell the securities. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights and the expenses involved in enforcement or attempted enforcement.

   Investments in Other Investment Companies

         Each Fund may invest up to 10% of its assets in securities of investment companies. As a shareholder of an investment company, a Fund will indirectly bear investment management fees and other operating expenses of that investment company, which are in addition to the management fees the Fund pays Union Planters and the Fund's other expenses.

   Illiquid Securities

         Each Fund will limit its investments in illiquid securities, including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days, to 15% of its net assets.

   When-Issued and Delayed Delivery Transactions

         Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund is required to maintain in a segregated account with its custodian cash or liquid securities with a value at least equal to the Fund's payment obligations for when-issued or delayed delivery transactions. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. If the seller fails to complete the transaction, the Fund may be unable to acquire the same securities at as favorable a price, or might acquire other securities that have a less favorable yield. Also, the Fund may have forgone the opportunity to make other attractive investments or to earn a higher return on the amounts held in the segregated account.

   Lending of Portfolio Securities

         In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis to broker-dealers, banks or other institutional borrowers of securities. The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that Union Planters has determined are creditworthy and will receive collateral in the form of cash or U.S. Government Securities equal to at least 100% of the value of the securities loaned. The value of the collateral will be monitored on a daily basis. If the borrower of the security does not redeliver the loaned security as required by the terms of the loan, the Fund has rights to sell the collateral. However, the Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the collateral while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights and the expenses involved in enforcement or attempted enforcement.

   Purchase of Options on Securities or Indexes

         For hedging purposes, each Fund may buy call or put options on securities or securities indexes. Call options purchased by a Fund give the Fund the right to buy a specified security at a stated exercise price on or before a specified date; put options give the Fund the right to sell a specified security at a stated price. Options on indexes are similar, but relate to an index of securities (such as the Standard & Poor's 500) rather than to a specific stock or bond. To acquire an option, the Fund pays an amount of cash known as a "premium." There is no limit on the aggregate percentage of each Fund's assets that may be invested in options.

         Each Fund may seek to terminate an option prior to its expiration by entering into a closing purchase transaction in which it sells an option having the same terms as the option it previously purchased. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its option positions.

         Each Fund may purchase put options to hedge against a decline in the value of its portfolio. For example, if Union Planters expects the value of securities held by a Fund to decline, the Fund might buy a put option on those securities. If the securities decline in value, the Fund could exercise the put, thereby selling the securities at a price above the market value. Alternatively, it might sell the option at a profit, thereby offsetting some or all of the decline in the value of the securities. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Fund may purchase call options on securities or on relevant securities indexes to hedge against an increase in the value of securities that the Fund wants to buy sometime in the future. For example, if Union Planters expects an increase in the value of a security that a Fund might later purchase, the Fund could buy a call, thereby "locking in," until the expiration of the option, a lower price.

         Each Fund may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The correlation between price movements of options and of the securities which are the subject of the hedge is often imperfect. For example, the Growth & Income Fund, which invests in equity securities, will generally not own all the securities included in a particular stock index, and so the value of the Fund's holdings of equities may change to a different extent than does the value of an option on that index. Also, movements in the value of options may not exactly correspond to movements in the value of the index or security to which the option relates. It is also possible that, because of market factors, a Fund will not be able to close out an option at the desired time. In that event, the Fund would remain subject to the risks of adverse movements in the value of the option.

         Transactions in options involve costs. For example, to acquire an option, a Fund pays cash. Since options expire after a specified time period, the Fund's investment in the option becomes worthless if the Fund does not sell or exercise the option before it expires. Furthermore, although the Funds are permitted to use options, they are not required to do so. Therefore, at any particular time, the Funds' portfolios may not be "hedged," and the Funds would then be fully exposed to the risk of loss from adverse economic or market developments affecting the Funds' investments in securities.

         Successful use of options for hedging purposes depends in large part on whether Union Planters is correct in its forecast of interest rates, market movements and other economic factors. If Union Planters's forecast of these factors is incorrect, use of options will in some cases result in a lower return than if the Fund had not been "hedged."

   Special Year 2000 Risk Considerations

         Many of the services provided to the Funds depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Funds' (including the Funds' third party providers') service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. Union Planters, as well as the Funds' administrator, transfer agent, custodian and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 Problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                          THE FUNDS' INVESTMENT ADVISER

         Union Planters serves as the investment adviser to the Funds. On October 9, 1998, Magna Bank, N.A. ("Magna"), which together with its predecessors had served as the Funds' investment adviser since the Funds' inception in 1994, merged with and into Union Planters. The same portfolio managers and other key investment personnel responsible for Magna's management of each Fund's investment operations immediately prior to the merger continue to have such responsibilities as officers and employees of Union Planters as of the date of this Prospectus. Union Planters, a national bank, is an indirect wholly-owned subsidiary of Union Planters Corporation, a Tennessee corporation and a bank holding company. Union Planters Corporation, headquartered in Memphis, Tennessee, is one of the 30 largest banking organizations in the country, with total assets of approximately $30 billion.

         Union Planters operates as a community bank and concentrates on relationship-oriented financial service activities, including business, consumer and real estate loans; and checking, savings and time deposits. Union Planters's deposit base consists of core deposits from within the communities it serves, and lending activity is targeted to consumers and mid-sized businesses in Union Planters's immediate geographic areas. Union Planters's customers can conveniently access a broad range of investment and insurance services through certain of its subsidiaries.

         L. Clark Zedric is the Intermediate Government Bond Fund's portfolio manager, and has acted as such since the Fund's inception. Mr. Zedric joined Magna Trust Company, an affiliate of Magna the operations of which merged into Magna in 1997, in 1983. He is currently Vice President of Union Planters. Mr. Zedric received his MBA from Illinois State University.

         Gary J. Guthrie is the Growth & Income Fund's portfolio manager, and has acted as such since the Fund's inception. Mr. Guthrie is currently Vice President of Union Planters. Mr. Guthrie is a graduate of Southern Illinois University.

         During the fiscal year ended August 31, 1998, Magna received, as compensation for advisory services rendered in such year (after waiver) 0.40% of the Intermediate Government Bond Fund's average net assets, and (after waiver) 0.50% of the Growth & Income Fund's average net assets.

                          FUND MANAGEMENT AND EXPENSES

         Each Fund has agreed to pay Union Planters an investment advisory fee at the following annual percentage of that Fund's average daily net assets: for the Intermediate Government Bond Fund, 0.50%; for the Growth & Income Fund, 0.75%. Union Planters has voluntarily agreed, however, to reduce the annual rate of its fee with respect to the Growth & Income Fund, to 0.50%, and with respect to the Intermediate Government Bond Fund, to 0.40%, through August 31, 1999.

         Under an agreement with the Trust, BISYS Fund Services ("BISYS") provides management and administrative services to the Funds, and, in general, supervises the operations of the Trust. The Trust pays BISYS a fee for its services to each Fund at the annual rate of 0.20% of the Trust's average net assets. Each Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940 providing for payment to BISYS of a service fee at the annual rate of 0.25% of the Fund's average daily net assets. BISYS has agreed to waive this fee through August 31, 1999. If the fee were not being waived, BISYS would use the fee to pay the dealer responsible for a shareholder's account a service fee at the annual rate of 0.20% of the average daily net assets of such account.

         In addition to the investment advisory, management and 12b-1 fees, each Fund pays all expenses of the Fund's operations not expressly assumed by Union Planters or BISYS, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders, and fees of Trust trustees who are not directors, officers or employees of Union Planters, BISYS or their respective affiliated companies.

         The Trust's board of trustees oversees and supervises the affairs of the Trust, including the provision of services to the Trust by Union Planters and BISYS.

                             PORTFOLIO TRANSACTIONS

         Portfolio turnover considerations will not limit Union Planters's investment discretion in managing the Funds' assets. Union Planters anticipates that the Funds' portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions, but will not ordinarily exceed 100% annually for either Fund. High portfolio turnover may involve higher costs and higher levels of taxable gains.

         Union Planters selects brokers and dealers to execute portfolio transactions for the Funds. In selecting brokers, Union Planters may consider research and brokerage services furnished to it and its affiliates, and may cause the Funds to pay higher commissions in recognition of the provision of these services. Subject to seeking best price and execution, Union Planters may allocate Fund portfolio transactions to brokers or dealers whose customers have invested in the Trust.

                             HOW TO PURCHASE SHARES

         Each Fund currently offers one class of shares (Class A shares).

         Class A shares are offered at public offering prices determined by adding the following sales charges to the net asset value of the shares being purchased. On each purchase, the net asset value is invested in the Fund and the sales charge is paid to BISYS as distributor. BISYS reallows a portion of the sales charge to the dealer responsible for your order, as shown in the following table. (If you do not place your order through a dealer, BISYS will designate Magna Investments, Inc., an affiliate of Union Planters, as the dealer responsible for your account, and Magna Investments, Inc. will receive any dealer reallowance.)

                                                                                 SALES CHARGE           DEALER
                                                                             --------------------    REALLOWANCE
                                                                              AS % OF    AS % OF       AS % OF
                                                                              PUBLIC       NET          PUBLIC
AMOUNT OF PURCHASE                                                           OFFERING    AMOUNT        OFFERING
         ($)                                                                   PRICE     INVESTED        PRICE
-------------------                                                          --------    --------    -----------

Less than 100,000          ...........................................         4.00        4.17        3.50
100,000 but less than 250,000.............................................     3.50        3.63        3.25
250,000 but less than 500,000.............................................     3.00        3.09        2.75
500,000 but less than 750,000.............................................     2.50        2.56        2.25
750,000 but less than 1 million...........................................     1.75        1.78        1.50
1 million but less than 3 million.........................................     1.00        1.01        1.00
over 3 million             ...........................................         0.00        0.00        0.00

         You may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

         Magna Funds
         P.O. Box 182754
         Columbus, OH 43218-2784

         The minimum initial investment in any Fund is $250 for regular accounts and $50 for IRAs and tax qualified retirement plans. Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

         Certificates will not be issued for shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

         Upon acceptance of your order, BISYS Fund Services ("BISYS"), the Funds' shareholder servicing agent, will open an account for you, apply the payment to the purchase of full and fractional Fund shares and mail a statement of the account confirming the transaction.

         After an account has been established, you may send subsequent investments at any time directly to BISYS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and your account number or your name and social security number.

         Subsequent investments can also be made by federal funds wire. To purchase shares by wire, contact the Trust at (800) 219-4182 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Although the Funds do not anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

         The price you pay will be the per share net asset value next calculated after a proper investment order is received by BISYS, plus any applicable sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

         Each Fund may accept telephone orders from broker-dealers who have been previously approved by BISYS. It is the responsibility of such broker-dealers to forward purchase or redemption orders promptly to the Fund. In addition to any sales charge, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or Union Planters.

                              REDUCED SALES CHARGES

AMOUNTS REDEEMED FROM OTHER MUTUAL FUNDS

         No sales charge applies on amounts invested in the Fund that represent the proceeds of an investor's redemption, within the 30 days immediately preceding investment in the Fund, of shares of another mutual fund on which the investor paid a front-end sales charge. On such purchases of Fund shares where Magna Investments, Inc., an affiliate of Union Planters, is the dealer of record, Union Planters will pay Magna Investments, Inc. a commission in the amount of 1.00% of the amount of the purchase. To qualify for this arrangement, the investor must furnish a broker's confirmation statement (or other documentation satisfactory to BISYS) showing the payment of the sales charge. This arrangement is not available if the investor paid a contingent deferred sales charge on the redemption.

LETTER OF INTENT

         An investor may obtain a reduced sales charge by means of a written Letter of Intent that expresses the intention of such investor to invest a certain amount in shares of the Funds within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. Five percent of all investments made by a shareholder under a Letter of Intent will be held in escrow for the period of the Letter. If the investor does not fulfill the Letter of Intent, the amount of the sales charge that would apply in the absence of the Letter will be paid to BISYS out of the escrowed portion of the shareholder's account. The Letter of Intent program may be modified or eliminated at any time or from time to time by either of the Funds without notice.

CONCURRENT PURCHASES AND RIGHTS OF ACCUMULATION

         An investor may qualify for a lower sales charge by combining concurrent purchases of shares of one or more of the Funds sold with a sales charge. For example, if a shareholder concurrently purchases shares in one Fund sold with a sales charge at the total public offering price of $50,000 and shares in another Fund of the Trust at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Funds without notice.

         Pursuant to rights of accumulation, a shareholder may combine a current purchase of shares of a Fund with prior purchases of shares of either Fund. The public offering price applicable to a purchase of shares is based on the sum of
(i) the shareholder's current purchase of shares of any Fund of the Trust and
(ii) the then current net asset value of the shareholder's combined holdings of shares of both Funds of the Trust.

PURCHASES BY CERTAIN INVESTORS

         No sales charge applies to purchases by Union Planters for the account of its trust customers, or to purchases by officers, trustees, directors, employees and retired employees of the Trust, Union Planters and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of such persons).

                              SHAREHOLDER SERVICES

         The Funds offer the following shareholder services which are more fully described in the Statement of Additional Information. Explanations and forms are available from BISYS.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of your account is at least $5,000 you may have periodic cash withdrawals automatically paid to you or any person you designate.

AUTOMATIC INVESTMENT PLAN

         Voluntary monthly investments of at least $100 may be made automatically by pre-authorized withdrawals from your checking account.

RETIREMENT PLANS

         The Funds' shares may be purchased by all types of tax-deferred retirement plans. Union Planters and its affiliates make available retirement plan forms for IRAs.

                              HOW TO REDEEM SHARES

         You can redeem your shares by sending a written request to Magna Funds, P.O. Box 182754, Columbus, Ohio 43218-2754.

         The request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

         If you are redeeming shares worth more than $10,000, or requesting that the proceeds check be made out to someone other than the registered owner(s), or be sent to an address other than your record address, you must have your signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting your redemption request, you should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

         If you have requested certificates for your investment, you must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

         You may also redeem your shares by making a telephone call directly to BISYS at (800) 219-4182. When you telephone a redemption request, the proceeds are wired to the bank account previously chosen by you. A telephonic redemption request must be received by BISYS prior to the close of regular trading on the New York Stock Exchange. If you telephone your request to BISYS after the Exchange closes or on a day when the Exchange is not open for business, BISYS cannot accept your request and a new request will be necessary. The Trust, BISYS and Fifth Third Bank, the Trust's custodian, are not responsible for the authenticity of withdrawal instructions received by telephone. Reasonable procedures will be adopted to verify that telephone instructions are genuine.

         You may select the telephone redemption service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from BISYS. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System. In times of heavy market activity, a shareholder who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

         The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BISYS in proper form.

         Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired to your bank on the first business day following receipt of a proper redemption request. If you purchased your shares by check and your check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared, which may take up to 15 days from the purchase date.

         The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

         If the value of your account with a Fund falls below a minimum amount set by the trustees of the Trust (currently $25), the Fund may close your account and send you the balance. The Fund will notify you at least 60 days before closing your account, to give you time to purchase additional shares to bring your account value above the minimum. Accounts will not be closed solely because the value of shares has fallen through market price movements.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

         The Intermediate Government Bond Fund will declare dividends daily and make payments monthly. The Growth & Income Fund will declare dividends quarterly and make payments quarterly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gains distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

         Your dividends and capital gains distributions will automatically be reinvested in additional shares of the same Fund on the record date unless you have elected to receive cash.

         Each Fund intends to qualify as a regulated investment company for federal tax purposes and as such will not be subject to federal taxation on amounts of net investment income and net capital gains it timely distributes to its shareholders.

         As a shareholder of the Fund, the dividends and distributions you receive from Fund net investment income and short-term capital gains will be taxable to you as ordinary income whether distributed to you in cash or automatically reinvested in additional shares. Distributions designated by the Funds as deriving from net gains on securities held for more than one year will be taxable to you as such (generally at a 20% rate for noncorporate shareholders), whether distributed to you in cash or automatically reinvested in additional shares and regardless of how long you have owned shares of the Fund. Any loss on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distribution received with respect to such shares. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to a shareholder's investment (and thus were included in the price paid by the shareholder).

         Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gains distributions it pays to you unless you provide a correct, certified taxpayer identification number. Such withholding is also required if the Fund is notified to withhold by the Internal Revenue Service.

         Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes. A portion of the dividends from the Growth & Income Fund is expected to be eligible for the dividends-received deduction for corporate shareholders that meet the holding period requirements in the Internal Revenue Code of 1986, as amended.

         The Growth & Income Fund's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

         The Trust will send you and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that you request. Additional tax information is available in the Funds' Statement of Additional Information.

                                    THE TRUST

         The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on April 28, 1994. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                                   Magna Funds

                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 1999

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Magna Funds Prospectus dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to Magna Funds, P.O. Box 182754, Columbus, OH 43218-2784, or calling (800) 219-4182.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................ 1

MANAGEMENT OF THE TRUST.....................................................13

INVESTMENT ADVISORY AND OTHER SERVICES......................................16

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................19

DESCRIPTION OF THE TRUST....................................................20

HOW TO BUY SHARES...........................................................23

NET ASSET VALUE AND PUBLIC OFFERING PRICE...................................24

SHAREHOLDER SERVICES........................................................24

REDEMPTIONS.................................................................26

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS................27

PERFORMANCE INFORMATION.....................................................29

SPECIMEN PRICE MAKE-UP......................................................30



APPENDIX A:  DESCRIPTION OF BOND RATINGS....................................A-1

APPENDIX B:  FINANCIAL STATEMENTS...........................................B-1

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


         The investment objective and policies of each series ("Fund") of Magna Funds (the "Trust") are summarized in the Prospectus under "Investment Objectives and Policies" and "Risk and Other Information About the Funds' Investments." The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Union Planters Bank, National Association ("Union Planters"), the Funds' adviser, subject to review and approval by the Trust's board of trustees, without shareholder approval, except that the investment objective of each Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% or more of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


         In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

         Each Fund will not:

                   (1) Invest in companies for the purpose of exercising control or management.

                  *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

                  *(4) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or of a type commonly purchased by financial institutions, is considered the making of a loan.)

                    (5) Purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

                    (6) Invest more than 5% of its total assets (taken at current value) in securities of companies that (with predecessor companies) have a record of less than three years of continuous operations.

                    (7) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues as a single class and all debt issues as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

                    (8) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940 (the "1940 Act"), each Fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

                    (9) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (12) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

                    (10) Purchase or retain securities of an issuer if officers and trustees of the Trust and officers and directors of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities.

                  *(11) Purchase any security (other than U.S. Government Securities) if, as a result, 25% or more of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

                  *(12) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

                  *(13) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

                    (14) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Union Planters or its affiliates or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)


                    (15) Purchase any illiquid security if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities; provided, however, that no more than 10% of the Fund's total assets may be invested in the aggregate in (1) restricted securities, (2) securities of companies that (with predecessor companies) have a record of less than three years of continuous operations and (3) securities that are not readily marketable.

                    (16) Write or purchase puts, calls or combinations of both except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) write, purchase and sell put and call options on securities, securities indices or futures contracts and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

                  *(17) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (9) above; any borrowing permitted by restriction (12) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

         Each Fund intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to 15% of the Fund's net assets.

         Although authorized to invest in restricted securities, each Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities in the coming year. Although authorized to make short sales subject to the condition specified in restriction (13) above, each Fund as a matter of non-fundamental operating policy currently does not intend to make such short sales in the coming year. Although authorized under restriction (16) above to write, purchase and sell put and call options on currencies and to enter into currency forward contracts, each Fund, as a matter of non-fundamental operating policy, currently does not intend to do so in the coming year.

U.S. GOVERNMENT SECURITIES


         As described in the Prospectus, each Fund may invest in U.S. Government Securities. U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

         o U.S. Treasury Bills--Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

         o U.S. Treasury Notes and Bonds--Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

         o "Ginnie Maes"--Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

         o "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         o "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent interests in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         As described in the Prospectus, U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.


WHEN-ISSUED SECURITIES


         As described in the Prospectus, each Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

CONVERTIBLE SECURITIES


         Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.


ZERO COUPON BONDS


         Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.


REPURCHASE AGREEMENTS


         Each Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights and the expenses involved in enforcement or attempted enforcement.


LOANS OF PORTFOLIO SECURITIES


         Each Fund may lend its portfolio securities to broker-dealers under contracts calling for cash or eligible liquid securities as collateral equal to at least the market value of the securities loaned, marked to the market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds, subject to the investment restrictions listed above. Any voting rights, or rights to consent, relating to securities loaned pass to the borrowers. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Funds pay various fees in connection with such loans. If the borrower of the security does not redeliver the loaned securities as required by the terms of the loan, the Fund has rights to sell the collateral. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the collateral while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights and the expenses involved in enforcement or attempted enforcement.


OPTIONS


         As described in the Prospectus, each Fund may engage in certain options transactions for hedging purposes. The following information supplements the information about options included in the Prospectus.

         An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term.
Options may be traded on or off an established securities exchange.

         If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.


         The successful use of options depends in part on the ability of Union Planters to forecast correctly the direction and extent of interest rate or stock price movements within a given time frame. To the extent interest rates or stock prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or stock prices move during the period that the Fund holds options positions, the Fund will pay the cost of acquiring those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


         An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While each Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, a Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of exchange-listed options by the Options Clearing Corporation or other clearing organization.

         The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Funds intend to comply with this position.


FUTURES AND RELATED OPTIONS TRANSACTIONS


         A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without actually delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

         Both Funds may buy or sell futures contracts relating to U.S. Government Securities, and may buy or sell options on such futures contracts. In addition, the Growth & Income Fund may buy or sell futures contracts relating to stock indexes, and may buy or sell options on such futures contracts.


         The Funds may use futures contracts to "hedge" against the adverse effects of broad movements in the securities markets or changes in the value of specific securities. For example, to protect against the fall in the value of its investments in long-term debt securities that would result from an increase in interest rates, the Intermediate Government Bond Fund might sell futures contracts with respect to U.S. Government Securities. Then if interest rates do rise and the value of the securities declines, the value of the futures contracts should increase. Likewise, if the Intermediate Government Bond Fund holds cash reserves and short-term investments and

Union Planters expects interest rates to fall, the Fund might purchase futures contracts on U.S. Government Securities. If, as expected, the market value both of long-term debt securities and futures contracts with respect thereto increases, the Fund would benefit from a rise in the value of long-term securities without actually buying them until the market had stabilized. The Growth & Income Fund could make similar use of stock index futures, to hedge against broad movements in stock market values.


         Options on futures contracts may also be used for hedging. For example, if the value of the Intermediate Government Bond Fund's portfolio securities is expected to decline as a result of an increase in interest rates, the Fund might purchase put options on futures contracts rather than selling futures contracts. Similarly, to hedge against an anticipated increase in the price of long-term debt securities, the Fund might purchase call options as a substitute for the purchase of futures contracts.

         When a Fund enters into a futures contract, it is required to deposit with the broker as "initial margin" an amount of cash or short-term U.S. Government Securities equal to approximately 5% of the contract amount. That amount is adjusted by payments to or from the broker ("variation margin") as the value of the contract changes. Neither Fund will purchase or sell futures contracts or related options if as a result such Fund's initial margin deposits plus premiums paid for outstanding related options would be greater than 5% of the Fund's total assets. Further information concerning futures contracts and options on futures contracts is set forth below.

         Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, it realizes a loss.

         The purchase of (that is, assuming a long position in) or sale of (that is, assuming a short position in) a futures contract differs from the purchase or sale of a security or an option, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         Each Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities. Each Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline could be reduced without employing futures as a hedge by selling long-term debt securities or equity securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's average yield (with respect to futures on debt securities) as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments in debt or equity securities. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the securities that are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of debt or equity securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its yield on its investments.

         Stock Index Futures. A stock index assigns relative values to the common stocks included in the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

         The Growth & Income Fund may engage in transactions in stock index futures contracts only for hedging purposes. Examples of the use of such contracts for hedging purposes include (1) the sale of a futures contract to offset possible declines in the value of securities the Fund owns and (2) the purchase of a futures contract when the Fund holds cash and seeks to protect against the possibility that the equity markets will rise before the Fund has had the opportunity to invest the cash in equity securities. As discussed below under "Risk Factors in Options and Futures Transactions," the Fund will generally not own (or intend to own) all of the securities in the index that is the subject of the futures contract. Thus, hedging through stock index futures involves significant "correlation risk."

         Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or index, it may be more or less risky than ownership of the futures contract or underlying securities. As with the purchase of a futures contract, the Funds may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

         Put Options on Futures Contracts. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Funds may purchase put options on futures contracts to hedge against the risk of rising interest rates or declines in stock market prices. The Funds may purchase put options on futures contracts for the same reasons as they would sell futures contracts.


LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES


         Neither Fund will "over-hedge," that is, neither Fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS


         Options Transactions. An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to realize any profit. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust, Union Planters and its affiliates and their other clients may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.


         Futures Transactions. Investment by a Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged security is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of a futures contract approaches.

         Futures contracts or options thereon may be used to hedge against a possible increase in the price of securities which a Fund anticipates purchasing. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract or option that is not offset by a reduction in the price of securities purchased.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.


         The successful use of transactions in futures and related options also depends on the ability of Union Planters to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates or stock index levels remain stable during the period in which a futures contract or related option is held by a Fund or such rates or index levels move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


                             MANAGEMENT OF THE TRUST

         The trustees and officers of the Trust and their principal occupations during the past five years are as follows (an asterisk indicates a trustee who is an "interested person" of the Trust as defined in the 1940 Act):


                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  POSITION WITH THE TRUST               DURING THE PAST FIVE YEARS
---------------------                  -----------------------               --------------------------
Robert R. Archibald, Ph.D (50)         Trustee                               President, Missouri
Missouri Historical Society                                                  Historical Society
P.O. Box 11940
St. Louis, MO  63112-0940

Earl E. Lazerson (67)                  Trustee                               Director, National Stockyards;
5 Hidden Valley Lane                                                         Director, AAA of Missouri;
Edwardsville, IL  62022                                                      President (until 1993) and
                                                                             Professor (until 1994), So. Illinois
                                                                             University at Edwardsville

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  POSITION WITH THE TRUST               DURING THE PAST FIVE YEARS
---------------------                  -----------------------               --------------------------
Brad L. Badgley* (46)                  Trustee                               Attorney, Heiligenstein & Badgley,
Heiligenstein & Badgley PC                                                   PC; Director, Magna Trust Company
30 Public Square                                                             (an affiliate of Magna Bank, N.A.,
Belleville, Illinois 62220                                                   which merged into Union Planters in
                                                                             1998) (until 1997); Director, Banc
                                                                             Star One (1995 to present)


Robert E. Saur (55)                    Trustee                               President and Owner,
750 S. Hanley Street                                                         Conrad Properties Corp.
Clayton, MO 63105                                                            (real estate); Director, Enterbank
                                                                             Holding Company


Harry R. Maier* (51)                   Trustee                               Chief Executive Officer, Memorial
118 Sun Lake Dr.                                                             Hospital
Belleville, IL 62221                                                         Belleville, Illinois


Neil Seitz (55)                        Trustee                               Dean, School of Business, Saint
School of Business                                                           Louis University; Professor, Saint
Saint Louis University                                                       Louis University (until 1993)
3674 Lindell Blvd.
St. Louis, MO 63108

Walter B. Grimm (53)                   President                             Employee, BISYS Fund Services,
BISYS Fund Services                                                          Limited Partnership; President,
3435 Stelzer Road                                                            Leigh Investments Consulting
Columbus, Ohio 43219                                                         (investments firm)


William J. Tomko (40)                  Vice President                        Vice President, BISYS
BISYS Fund Services                                                          Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  POSITION WITH THE TRUST               DURING THE PAST FIVE YEARS
---------------------                  -----------------------               --------------------------
Alaina V. Metz (31)                    Assistant                             Chief Administrator,
BISYS Fund Services                    Secretary                             Administrative and Regulatory
3435 Stelzer Road                                                            Services,
Columbus, Ohio 43219                                                         BISYS Fund Services,
                                                                             Limited Partnership


Chuck L. Booth (38)                    Vice President                        Vice President, BISYS
BISYS Fund Services                                                          Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Paul T. Kane (41)                      Treasurer                             From December 1997 to present, employee
3435 Stelzer Road                                                            of BISYS Fund Services; from March 1995
Columbus, Ohio 43219                                                         to December 1997, employee of Fidelity
                                                                             Service Company


Robert L. Tuch (47)                    Secretary                             Vice President, BISYS Fund
BISYS Fund Services                                                          Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


-----------------------


*    Trustee or Nominee who is an "interested person" (as defined in the 1940
     Act) of the Trust. Mr. Maier and Mr. Badgley are "interested persons" by reason of owning shares of Union Planters Corporation, the ultimate parent company of Union Planters.

         Previous positions of officers of the Trust during the past five years with BISYS or its affiliates are omitted if not materially different from their current positions. Mr. Grimm and Mr. Tomko were first elected by the Trustees to the serve in the offices noted above in January 1997. All other officers of the Trust noted above were first elected by the Trustees to serve in the offices noted above in October 1997. Each officer of the Trust serves at the pleasure of the Trustees until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

         The Trust pays no compensation to its officers. Each trustee is compensated at the rate of $5,000 per annum plus $500 for each meeting of the trustees he attends. The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

         The following table sets forth the amount of the compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 1998 to the persons who served as Trustees during all or any portion of such fiscal year:



                               AGGREGATE                  TOTAL
                              COMPENSATION             COMPENSATION
PERSON                         FROM TRUST               FROM TRUST
------                         ----------               ----------
Robert R. Archibald              $6000                    $6000

Brad L. Badgley                  $7000                    $7000

Earl E. Lazerson                 $6500                    $6500

Harry R. Maier                   $7000                    $7000

Robert E. Saur                   $7000                    $7000

Neil Seitz                       $7000                    $7000



         As of November 1, 1998, the Trustees and officers of the Trust beneficially owned as a group less than 1% of the outstanding shares of each of the Intermediate Government Bond Fund and the Growth & Income Fund.

                  INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

         Under a separate investment advisory agreement with each Fund, Union Planters provides investment advice for, and supervises the investment programs of, the Funds. Union Planters, located at 1401 South Brentwood Boulevard, St. Louis, Missouri 63144, is a wholly-owned subsidiary of Union Planters Holding Corporation, itself a wholly-owned subsidiary of Union Planters Corporation, a Tennessee corporation and a bank holding company. Union Planters Corporation, headquartered in Memphis, Tennessee, is one of the 30 largest banking organizations in the country, with total assets of approximately $30 billion. Through their offices in twelve states, Union Planters Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

         Each of the Funds pays Union Planters an annual investment advisory fee based on a percentage of the Fund's average daily net assets. Pursuant to Union Planters' voluntary reduction of its advisory fees through August 31, 1999, such fees are as follows: Intermediate Government Bond Fund, 0.40%; Growth & Income Fund, 0.50%. Without such voluntary reduction, such fees would be as follows:
Intermediate Government Bond Fund, 0.50%; Growth & Income Fund, 0.75%.

         Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the board of trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved (i) by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the board of trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Union Planters upon ninety days' written notice, and terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Union Planters to eliminate all reference to the word "Magna" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Union Planters.

         Each advisory agreement provides that Union Planters shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Union Planters and its affiliates also provide investment advice to numerous other corporate and fiduciary clients. These other clients sometimes invest in securities in which the Funds also invest. If a Fund and such other clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Union Planters as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

         During the last three fiscal years, each Fund paid the following amounts as investment advisory fees to Magna Bank, N.A. ("Magna"), which merged into Union Planters in October 1998, pursuant to the relevant advisory agreement:

                              FISCAL
                               YEAR          GROSS (BEFORE                            NET (AFTER
                              ENDED            VOLUNTARY                               VOLUNTARY
FUND                          AUG. 31          REDUCTION)           REDUCTION         REDUCTION)
----                          -------          ----------           ---------         ----------
Magna Intermediate             1996              $274,199            $ 54,840           $219,359
Government Bond Fund

                               1997              $304,596            $ 60,919           $243,677

                               1998              $338,078            $ 67,615           $270,463
                               ====              ========            ========           ========

Magna Growth & Income          1996              $271,864            $ 90,621           $181,243
Fund

                               1997              $396,797            $132,266           $264,531

                               1998              $596,301            $198,767           $397,534
                               ====              ========            ========           ========

ADMINISTRATOR

         BISYS Fund Services ("BISYS"), under an agreement with the Trust, provides management and administrative services to the Funds, and, in general, supervises the operations of the Trust. BISYS does not provide investment advisory services. As part of its duties, BISYS provides office space, equipment and clerical personnel for managing and administering the affairs of the Trust. BISYS supervises the provision of custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services and provides other management and administrative services. The Trust pays BISYS a fee for its services to each Fund at the annual rate of 0.20% of the Trust's average daily net assets. For the fiscal year ended August 31, 1998, pursuant to the terms of this Agreement, the Growth & Income Fund paid BISYS $158,698, and the Intermediate Government Bond Fund paid BISYS $134,948. For the period June 2, 1997 (the date the Trust entered into this agreement with BISYS) through August 31, 1997, pursuant to the terms of this agreement, the Growth & Income Fund paid BISYS $29,572, and the Intermediate Government Bond Fund paid BISYS $27,878. Prior to June 2, 1997, Ernst Asset Management Corporation ("EAMC") provided management and administrative services to the Funds. For the period September 1, 1996 through June 1, 1997, the Growth & Income Fund and the Intermediate Bond Fund paid EAMC $70,951 and $87,869, respectively. For the fiscal year ended August 31, 1996, the Growth & Income Fund paid EAMC $68,872, and the Intermediate Government Bond Fund paid EAMC $104,196.

TRUST EXPENSES


         The Trust pays the compensation of its trustees; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

         Custodial Arrangements. Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263, became the Trust's custodian on June 2, 1997. As such, Fifth Third Bank holds in safekeeping securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, Fifth Third Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Pursuant to an agreement with the Trust, the Custodian receives compensation from each Fund for such services based upon a percentage of each Fund's average daily net assets.


         Independent Accountants. The Funds' independent accountants are PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                           PORTFOLIO TRANSACTIONS AND BROKERAGE

         Transactions on U.S. stock exchanges and other agency transactions for the account of a Fund involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Intermediate Government Bond Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Intermediate Government Bond Fund will not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Union Planters or its affiliates receive brokerage and research services and other similar services from many broker-dealers with which Union Planters places the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, newspapers, magazines, pricing services, quotation services, news services, timing services and personal computers utilized by Union Planters' or its affiliates' portfolio managers and analysts. Some of these services are of value to Union Planters and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds are not reduced because Union Planters and its affiliates receive these services, even though Union Planters might otherwise be required to purchase some of these services for cash.

         Union Planters places all orders for the purchase and sale of portfolio investments for the Funds. In doing so, Union Planters uses its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Union Planters, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, Union Planters may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Union Planters or its affiliates an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker would have charged for effecting that transaction. Union Planters' authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trust's trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Union Planters will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trust's trustees may determine, Union Planters considers sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust, such as BISYS, may not serve as the Funds' dealer in connection with such transactions.


         During the fiscal years ended August 31, 1996, August 31, 1997 and August 31, 1998, the Trust paid, on behalf of the Growth & Income Fund, $19,499, $24,797 and $31,137, respectively, in brokerage commissions. No such commissions were paid to the Trust.


                            DESCRIPTION OF THE TRUST

         The Trust, registered as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated April 28, 1994.


SERIES AND CLASSES OF SHARES


         The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares, in multiple series. Each Fund represents a separate series of shares. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the trustees determine to be fair and equitable. Although the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of both Funds.

         The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the trustees may designate. The Trust may at a future date offer different classes of shares of each Fund with different sales charge arrangements. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by a vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the trustees may also terminate the Trust or any Fund upon written notice to the shareholders.


VOTING RIGHTS


         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule l8f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).


SHAREHOLDER AND TRUSTEE LIABILITY


         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the relevant Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES


         As of November 6, 1998, 95.4% of the Intermediate Government Bond Fund shares and 94.6% of the Growth & Income Fund shares were owned of record by Union Planters; all of such shares were held for the benefit of accounts for which Union Planters acts as trustee or custodian.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders known to the Trust as owning beneficially 5% or more of the outstanding shares of either Fund as of November 12, 1998:


                                  Name and Address                       %
Fund                             of Beneficial Owner                 Ownership
----                             -------------------                 ---------


Magna Growth &               Union Planters National Bank               15.44%
Income Fund                  Equity Discretionary Common
                             Trust Fund A
                             6200 Poplar Ave.
                             Memphis, TN 38119

Magna Growth &               Magna Group, Inc.                          10.88%
Income Fund                  Savings and Stock Investment
                               Plan
                             7130 Goodlett Farms Pkwy.
                             Cardova, TN 38018

Magna Growth &               Union Planters Bank, N.A.                  10.88%
Income Fund                  for Employee Benefit Trust
                             Equity Fund
                             6200 Poplar Ave.
                             Memphis, TN 38119




                                HOW TO BUY SHARES

         The procedures for purchasing shares of the Funds are summarized in the Prospectus under "How to Purchase Shares."

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the twelve months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays:
Thanksgiving Day, Christmas Day, New Year's Day, President's Day, Good Friday, Martin Luther King, Jr. Day, Memorial Day, Independence Day and Labor Day. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the trustees, although the actual calculations may be made by persons acting pursuant to the direction of the trustees.


                              SHAREHOLDER SERVICES


OPEN ACCOUNTS


         A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by BISYS Fund Services, Inc. ("BISYS"), the shareholder servicing agent for Trust. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, BISYS will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

         The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.


SYSTEMATIC WITHDRAWAL PLAN


         A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $250 at the time the plan is established.

         Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

         Since withdrawal payments represent proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.


IRA'S

         Under "Shareholder Services--Retirement Plans," the Prospectus refers to IRAs established under a prototype plan made available by Union Planters. These plans may be funded with shares of either Fund.

         All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Union Planters.


         Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

                                   REDEMPTIONS

         The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

         Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to BISYS at (800) 219-4182. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by BISYS prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by BISYS and a new request will be necessary.

         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from BISYS. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to BISYS a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, BISYS and Fifth Third Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

         The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BISYS in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than 10 days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared, which may take up to 10 days from the purchase date.

         Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule l8f-l under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

         A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gains or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

         It is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gains distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gains distributions, or both, in cash. The election may be made at any time by submitting a written request directly to BISYS. In order for a change to be in effect for any dividend or distribution, it must be received by BISYS on or before the record date for such dividend or distribution.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To satisfy these conditions, the Funds may be limited in their ability to use certain investment techniques and may be required to liquidate assets to distribute income. Moreover, some investment techniques used by the Funds may change the character and amount of income recognized by the Funds. As a regulated investment company, each Fund will not be subject to federal income tax on income paid on a timely basis to its shareholders in the form of dividends or capital gain distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" (as defined in the Code) over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund, whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

         Dividends and distributions on a Fund's shares are generally subject to a federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Redemptions, sales and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Provided the shareholder holds the shares as a capital asset, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the redemption, sale or exchange of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as a long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. No loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PERFORMANCE INFORMATION

         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (or for such shorter periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent]= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.


         The table below sets forth the average annual total return of each Fund for the one year period ending August 31, 1998 and for the period from the commencement of the Funds' operations until August 31, 1998:


TOTAL RETURN OF FUND SHARES FOR THE PERIODS LISTED
Assuming MAXIMUM sales load (4.00%):
---------------------------------------------------------------------------------------------------------------------
                                               Total Return              Total Return                 Total Return
FUND                                            (One Year)               (Three Year)              (Since Inception)
---------------------------------------------------------------------------------------------------------------------
Magna Growth & Income Fund                        4.50%                       20.09%                   18.64%
(commencement of operations:
September 1, 1994)
---------------------------------------------------------------------------------------------------------------------
Magna Intermediate Government                     4.92%                        5.46%                   6.17%
Bond Fund (commencement of
operations: September 1, 1994)
---------------------------------------------------------------------------------------------------------------------

Assuming NO sales load (0.00%):
---------------------------------------------------------------------------------------------------------------------
                                               Total Return              Total Return                 Total Return
FUND                                            (One Year)               (Three Year)              (Since Inception)
---------------------------------------------------------------------------------------------------------------------
Magna Growth & Income Fund                        8.84%                       21.75%                    19.86%
(commencement of operations:
September 1, 1994)
---------------------------------------------------------------------------------------------------------------------
Magna Intermediate Government                     9.33%                        6.91%                     7.25%
Bond Fund (commencement of
operations: September 1, 1994)
---------------------------------------------------------------------------------------------------------------------

                                              SPECIMEN PRICE MAKE-UP

Total Offering Price Per Unit (as of August 31, 1998):
                                                                         Growth &               Intermediate
                                                                          Income                 Government
                                                                           Fund                   Bond Fund
                                                                           ----                   ---------
Shares of beneficial interest outstanding                               3,159,909                 5,586,876

Net asset value and redemption price per                                   $23.46                    $13.00
share

Maximum offering price per share                                           $24.44                    $13.54
($23.46/0.96 and $13.00/0.96)

                                                                      APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                        STANDARD & POOR'S CORPORATION AND
                         MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S CORPORATION

                                       AAA

         This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

         Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher-rated categories.

                                 BB, B, CCC, CC

         Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

         The rating C is reserved for income bonds on which no interest is being paid.

                                        D

         Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

                                       Aaa

         Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds that are rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

         Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                                                      APPENDIX B


                              FINANCIAL STATEMENTS


         The Trust's audited Financial Statements for the fiscal year ended August 31, 1998 included in the Trust's Annual Report filed with the Securities and Exchange Commission on October 27, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information. A copy of the Trust's Annual Report is available without charge upon request from Magna Funds, P.O. Box 182754, Columbus, Ohio 43218-2754, or by calling
(800) 219-4182.

Part C.  OTHER INFORMATION
         -----------------
Item 24.          Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial statements:      See "Financial Highlights" in the Prospectus and
                                             "Financial Statements" in the Statement of Additional
                                             Information.

         (b)      Exhibits:

                  1.                Agreement and Declaration of Trust.(1)

                  2.                By-Laws.(1)

                  3.                None.

                  4.                Form of Share Certificate.(2)

                  5.                Forms of Investment Advisory Agreements.

                  6.                Form of Distribution Agreement.(2)

                  7.                None.

                  8.                Form of Custodian Agreement.(2)

                  9.(a)             Form of Administration Agreement.(2)

                  9.(b)             Form of Transfer Agent Agreement.(2)

                  9.(c)             Form of Fund Accounting Agreement.(2)

                  9.(d)             Form of Organizational Expense Reimbursement Agreement.(2)


--------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement (File No. 33-78408) filed electronically with the Securities and Exchange Commission on December 20, 1996.


(2) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement (File No. 33-78408) filed electronically with the Securities and Exchange Commission on December 18, 1997.

                  10.               Opinion and Consent of Counsel.(2)

                  11.               Consent of Independent Accountant.

                  12.               None.

                  13.               Letter regarding sale of initial shares.(2)

                  14.               Not Applicable.

                  15.               Rule 12b-1 Plan.(2)

                  16.               Computations of Performance Data.(2)

                  17.               Financial Data Schedule.

                  18.               Not Applicable.

                  19.               Powers of Attorney of Robert A. Archibald,
                                    Earl E. Lazerson, Robert E. Saur, Harry R.
                                    Maier, Neil Seitz and Brad L. Badgley.


Item 25.          Persons Controlled by or under Common Control with Registrant
                  -------------------------------------------------------------

                  None.

Item 26.          Number of Holders of Securities
                  -------------------------------

                  The following table sets forth the number of recordholders of each class of the Trust's securities as of November 1, 1998:

                                                                       Number of
                           Fund                                      Record Holders
                           ----                                      --------------
                           Magna Intermediate
                           Government Bond Fund                            32

                           Magna Growth & Income
                           Fund                                           145

Item 27.          Indemnification
                  ---------------

                  See Item 27 of Pre-Effective Amendment No. 2 to the Registration Statement on
                  Form N-1A (File No. 33-78408) filed on July 15, 1994, which is hereby incorporated by reference.

Item 28.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

                  (a)      Union Planters Bank, National Association ("Union
                           Planters"), the adviser of the Registrant, is a national bank. Union Planters operates as a community bank providing various financial services to customers and mid-sized businesses in its immediate geographic area. Union Planters serves as investment adviser to one other registered investment company, "The Planters Funds Tennessee Tax Free."

                  (b)      The name, address and principal occupation of Union
                           Planters' directors and principal executive officers are as follows:

Name and Business Address                        Title
Principal Occupation                             -----
--------------------
Albert M. Austin                                 Director            Chairman, Cannon, Austin &
Cannon, Austin & Cannon, Inc.                                        Cannon, Inc.
6685 Poplar Avenue, #200
Germantown, TN 38138

Marvin E. Bruce                                  Director            Retired
3260 Habersham Road
Atlanta, GA  30305

George W. Bryan                                  Director            Senior Vice President, Sara Lee
Sara Lee Corporation                                                 Corporation
8000 Centerview Parkway
Suite 300
Cordova, TN  38018

James E. Harwood                                 Director            President, Sterling Equities
Sterling Equities
845 Crossover Lane, Suite 124
Memphis, TN 38117

Name and Business Address                        Title               Principal Occupation
-------------------------                        -----               --------------------

Parnell S. Lewis, Jr.                            Director            President, Anderson-Tully Company
Anderson-Tully Company
1242 N. Second Street
Memphis, TN 38101

C.J. Lowrance, III                               Director            President, Lowrance Brothers &
Lowrance Brothers & Company,                                         Company, Inc.
Inc.
Highway 61
Driver, AR 72329

Jackson W. Moore                                 Director,           President and Chief Operating
Union Planters Corporation                       President and       Officer, Union Planters Corporation
7130 Goodlett Farms Pkwy.                        Chief Operating     and Union Planters Bank, N.A.
Memphis, TN 38017                                Officer

Stanley D. Overton                               Director            Retired
#7 Warwick Lane
Nashville, TN 37205

Benjamin W. Rawlins, Jr.                         Director,           Chairman and Chief Executive
Union Planters Corporation                       Chairman and        Officer, Union Planters Corporation
7130 Goodlett Farms Parkway                      Chief Executive     and Union Planters Bank, N.A.
Memphis, TN 38017                                Officer

Dr. V. Lane Rawlins                              Director            President, University of Memphis
University of Memphis 341
Administration Building
Campus Box 526643
Memphis, TN 38152-6643

Donald F. Schuppe                                Director            Retired
6448 Wynfrey Place
Memphis, TN 38120

David M. Thomas                                  Director            Retired
1765 Camellia Drive
Greenville, MS 38701

Richard A. Trippeer, Jr.                         Director            President, R.A. Trippeer, Inc.
R.A. Trippeer, Inc.
5865 Ridgeway Center Pkwy.
Suite 300
Memphis, TN 38120

Spence L. Wilson                                 Director            President, Kemmons Wilson, Inc.
Kemmons Wilson, Inc.
1629 Winchester Road
Memphis, TN 38116

C.E. Heiligenstein                               Director            Attorney, Heiligenstein & Badgley,
Heiligenstein & Badgley, P.C.                                        P.C.
30 Public Square
Belleville, IL  62220

Carl G. Hogan, Sr.                               Director            Chairman and Chief Executive
Hogan Motor Leasing, Inc.                                            Officer, Hogan Motor Leasing, Inc.
1000 North 14th Street
P.O. Box 7521
St. Louis, MO  63106

S. Lee Kling                                     Director            Chairman of the Board, Kling
Kling Rechter & Co.                                                  Rechter & Co. (merchant banking
1401 S. Brentwood Blvd.                                              company)
Suite 800
St. Louis, MO  63144

Item 29.          Principal Underwriters
                  ----------------------


                  BISYS Fund Services ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of the following investment companies:

                  Alpine Equity Trust
                  The ARCH Fund, Inc.
                  American Performance Funds
                  AmSouth Mutual Funds
                  The BB&T Mutual Funds Group
                  The Coventry Group
                  ESC Strategic Funds, Inc.
                  The Eureka Funds
                  Fountain Square Funds
                  Hirtle Callaghan Trust
                  HSBC Family of Funds
                  INTRUST Funds Trust
                  The Infinity Mutual Funds, Inc.
                  The Kent Funds
                  Magna Funds
                  Meyers Investment Trust
                  MMA Praxis Mutual Funds
                  M.S.D. & T Funds
                  Pacific Capital Funds
                  Parkstone Group of Funds
                  The Parkstone Advantage Funds
                  Pegasus Funds
                  The Republic Advisors Funds Trust
                  Puget Sound Alternative Investment Series Trust
                  The Republic Funds Trust
                  The Riverfront Funds, Inc.
                  Sefton Funds
                  The Sessions Group
                  Summit Investment Trust
                  Variable Insurance Funds
                  The Victory Portfolios
                  The Victory Variable Funds
                  Vintage Funds, Inc.

Name and Principal                          Positions and Offices                       Positions and Offices
Business Address                            with Distributor                            with Registrant
----------------                            ----------------                            ---------------
BISYS Fund Services,                        Sole General Partner                        None
Inc.
150 Clove Road
Little Falls, NJ 07424

WC Subsidiary                               Sole Limited Partner                        None
Corporation
150 Clove Road
Little Falls, NJ 07424


Each of these corporations is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424.


* The mailing address of each of the directors and officers is c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 unless otherwise indicated.

Item 30.          Location of Accounts and Records
                  --------------------------------

                  The following companies maintain possession of the documents required by the specified rules:


                  (a)      Union Planters Bank, National Association


                           Rule 31a-1(b)(9),(10),(11) and
                           (12),(e) and (f)
                           Rule 31a-2(d) and (e)

                  (b)      Fifth Third Bank

                           Rule 31a-1(b)(1) - (3), (5) - (9)
                           Rule 31a-2(c)

                  (c)      BISYS Fund Services

                           Rule 31a-1(a), (b)(4),(12), (c) and (d)
                           Rule 31a-2(a) and (c)


Item 31.          Management Services
                  -------------------

                  Not applicable.

Item 32.          Undertakings
                  ------------

(a) See Item 32(ii) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-78408) filed on July 15, 1994 which is hereby incorporated by reference.

(b) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders containing the information required by Item 5A of Form N-1A omitted from the Prospectus, upon request and without charge.

                              ********************

                                     NOTICE


         A copy of the Agreement and Declaration of Trust of Magna Funds (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Magna Funds, represents that this Post-Effective Amendment is being filed solely for one or more purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and that no material event requiring disclosure in the Prospectus other than those specified in such paragraph (b)(1) has occurred since the effective date of the Registration Statement, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and the State of Ohio, on the 30 day of November, 1998.


                                                     MAGNA FUNDS


                                                     By: /S/ WALTER B. GRIMM
                                                         -------------------
                                                         Walter B. Grimm
                                                         President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/ WALTER B. GRIMM
-------------------
Walter B. Grimm
President
Date:  November 30, 1998

/S/ PAUL T. KANE
----------------
Paul T. Kane
Treasurer (Chief Accounting Officer)
Date:  November 30, 1998


*BRAD L. BADGLEY
----------------
Brad L. Badgley
Trustee

*EARL E. LAZERSON                *ROBERT E. SAUR         *NEIL SEITZ
-----------------                ---------------         -----------
Earl E. Lazerson                 Robert E. Saur          Neil Seitz
Trustee                          Trustee                 Trustee

*ROBERT R. ARCHIBALD             *HARRY R. MAIER         *By:/S/ WALTER B. GRIMM
--------------------             ---------------         -----------------------
Robert R. Archibald              Harry R. Maier           Walter B. Grimm
Trustee                          Trustee                  Attorney in Fact



                                                       Date:  November 30, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Name of Exhibit
-----------                ---------------

5                          Forms of Investment Advisory Agreements

11                         Consent of Independent Accountant

19                         Powers of Attorney

27                         Financial Data Schedule